EXHIBIT 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                       PURSUANT TO 18 U.S.C. SECTION 1350

The undersigned officer of Evans Systems, Inc. ("ESI") hereby certifies that
(a) ESI's Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ESI.



                                            /s/  Frank Moody
                                            -----------------------------------
                                                 Frank Moody
                                                 President and
                                                 Chief Executive Officer
August 7, 2007